Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 6/15/2005

Section 5.2 - Supplement                                   Class A        Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00           0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                       2,740,833.33     160,416.67      140,000.00            3,041,250.00
       Deficiency Amounts                                         0.00           0.00                                    0.00
       Additional Interest                                        0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                               0.00                    0.00

(iii)  Collections of Principal Receivables              87,157,676.52   4,952,140.71    6,932,997.00           99,042,814.23

(iv)   Collections of Finance Charge Receivables          7,956,773.51     452,089.40      632,925.17            9,041,788.08

(v)    Aggregate Amount of Principal Receivables                                                            32,574,037,787.05

                        Investor Interest               550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00
                        Adjusted Interest               550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

                                             Series
       Floating Investor Percentage              1.92%          88.00%          5.00%           7.00%                 100.00%
       Fixed Investor Percentage                 1.92%          88.00%          5.00%           7.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.86%
               30 to 59 days                                                                                            1.27%
               60 to 89 days                                                                                            0.85%
               90 or more days                                                                                          2.02%
                                                                                                            ------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                            3,200,764.81     181,861.64      254,606.29            3,637,232.74

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00                    0.00

(x)    Net Servicing Fee                                    458,333.33      26,041.67       36,458.33              520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  10.06%

(xii)  Portfolio Supplemented Yield                                                                                    10.06%

(xiii) Reallocated Monthly Principal                                             0.00            0.00                    0.00

(xiv)  Closing Investor Interest (Class A Adjusted)     550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

(xv)   LIBOR                                                                                                         3.09000%

(xvi)  Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xix)  Principal Investment Funding Shortfall                                                                            0.00

(xx)   Available Funds                                    7,504,972.28     426,047.74      596,466.83            8,527,486.85

(xxi)  Certificate Rate                                       5.98000%       6.16000%        3.84000%

------------------------------------------------------------------------------------------------------------------------------


       By:
               ---------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 6/15/2005

Section 5.2 - Supplement                                         Class A         Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                             2,434,132.89      141,813.47      104,871.81          2,680,818.17
       Deficiency Amounts                                               0.00            0.00                                  0.00
       Additional Interest                                              0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                    65,286,329.18    3,709,430.71    5,193,399.64         74,189,159.52

(iv)   Collections of Finance Charge Receivables                5,960,100.76      338,640.28      474,114.34          6,772,855.39

(v)    Aggregate Amount of Principal Receivables                                                                 32,574,037,787.05

                                  Investor Interest           411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                  Adjusted Interest           411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                     Series
       Floating Investor Percentage                    1.44%          88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                       1.44%          88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.86%
               30 to 59 days                                                                                                 1.27%
               60 to 89 days                                                                                                 0.85%
               90 or more days                                                                                               2.02%
                                                                                                               --------------------
                                                    Total Receivables                                                      100.00%

(vii)  Investor Default Amount                                  2,397,564.89      136,224.55      190,721.59          2,724,511.03

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00                  0.00

(x)    Net Servicing Fee                                          343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.05%

(xii)  Portfolio Supplemented Yield                                                                                         10.05%

(xiii) Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiv)  Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xv)   LIBOR                                                                                                              3.09000%

(xvi)  Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xix)  Principal Investment Funding Shortfall                                                                                 0.00

(xx)   Available Funds                                          5,616,781.60      319,133.61      446,803.98          6,382,719.19

(xxi)  Certificate Rate                                             7.09000%        7.27000%        3.84000%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President